Exhibit 10.2

SIXTH AMENDMENT TO OFFICE LEASE

THIS SIXTH AMENDMENT TO OFFICE LEASE (“Sixth Amendment”) is executed this 18th day of December, 2015 (the “Sixth Amendment Effective Date”), by and between Hines VAV III Energy Way LLC, a Delaware limited liability company (“Landlord”) and Pier 1 Services Company, a Delaware statutory trust (“Tenant”).

WITNESSETH:

WHEREAS, Chesapeake Plaza, L.L.C., an Oklahoma limited liability company (“Original Landlord”) and Tenant entered into that certain Office Lease dated effective June 9, 2008 (the “Original Lease”) for certain space (the “Premises”) in the office building currently known as the Pier 1 Imports Building located at 100 Energy Way, Fort Worth, Tarrant County, Texas (the “Building”); and

WHEREAS, the Original Lease has been amended by (i) that certain First Amendment to Office Lease dated June 20, 2008 (the “First Amendment”); (ii) that certain Second Amendment to Office Lease dated July 1, 2011 (the “Second Amendment”); (iii) that certain Third Amendment to Office Lease dated January 28, 2013 (the “Third Amendment”); (iv) that certain Fourth Amendment to Office Lease dated May 1, 2013 (the “Fourth Amendment”); and (v) that certain Fifth Amendment to Office Lease dated July 14, 2014 (the “Fifth Amendment”, and the Original Lease, as so amended, the “Lease”);

WHEREAS, Landlord has succeeded to all of Original Landlord’s right, title and interest in and to the Building and as landlord under the Lease;

WHEREAS, the Premises currently contains 385,623 Rentable Square Feet, located in the Lobby, on the mezzanine and on the 5th, 6th, 7th, 8th, 9th, 10th, 11th, 12th, 14th, 15th, 16th, 17th, 18th and 19th floors of the Building;

WHEREAS, following the Sixth Amendment Effective Date, Landlord may sell to a third-party buyer (the “Buyer”) a portion of the Property located to the southeast of the Building and generally depicted and described on Exhibit A attached hereto (such area, subject to Section 2.1 below, the “Property Reduction Area”; the remainder of the Property not included in the Property Reduction Area is occasionally referred to herein as the “Remaining Property”) on which is currently located, inter alia, a surface parking lot currently designated for non-exclusive, unrestricted use of the guests, visitors and invitees of Landlord, Tenant and other tenants of the Building (as the same may be relocated in accordance with the terms and provisions hereof, the “Visitor Parking Area”), a paved area containing three flag poles and flags (collectively, the “Flags”) and certain signage;

WHEREAS, in the event Landlord consummates the sale of the Property Reduction Area, the Property Reduction Area will no longer be available for use as a Visitor Parking Area or to contain the Flags or such signage;

WHEREAS, in connection with any such sale, Landlord intends to relocate the Visitor Parking Area to a new surface visitor parking lot to be constructed by Landlord on that portion of the Project located as generally depicted on Exhibit C attached hereto (the “Replacement Parcel”) and to relocate the Flags to the Replacement Parcel; and

1

WHEREAS, the parties hereto have now agreed to further modify the Lease to provide for, among other things, the relocation of the Visitor Parking Area and the Flags, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Lease as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein will have the same meanings as ascribed to them in the Lease.

2. Property.

2.1 In the event Landlord elects to sell the Property Reduction Area, then effective upon the closing of such sale (the “Closing”), the description of the Property shall automatically be deemed amended to eliminate the Property Reduction Area for all purposes under the Lease and to add the Landlord’s easement interest in the West 5th Access Tract (defined below) (the description of the Property, as so amended, the “Amended Property Description”), and no portion of the Property Reduction Area shall thereafter constitute Common Areas under the Lease and, except as expressly set forth in this Paragraph 2 below, Tenant shall have no further rights under the Lease in or to the Property Reduction Area. Following the Closing, should it occur, Landlord will deliver written notice to Tenant of the occurrence of the Closing and setting forth the final Amended Property Description. From and after the Closing, the term “Property” as used in the Lease shall mean the Property as described in the Amended Property Description. Landlord and Tenant acknowledge that, prior to the sale of the Property Reduction Area, Landlord is required to replat the Property and that, in connection with such replat, the City may require certain immaterial changes to the boundaries of the Property Reduction Area from those depicted on Exhibit A. As used herein the term “Property Reduction Area” shall mean the Property Reduction Area as depicted on Exhibit A subject to any such changes required by the City in connection with the replat.

2.2 Landlord anticipates that the Property Reduction Area will include a portion of the existing access driveway connecting to West 5th Street as generally depicted on Exhibit B attached hereto (as such portion will be more particularly defined by Landlord and such Buyer in connection with the definition of the Property Reduction Area, the “West 5th Access Tract”), which driveway is currently used for pedestrian and vehicular ingress and egress to and from the Property and West 5th Avenue. Accordingly, in the event that the Closing occurs, Landlord will obtain, for the benefit of the Remaining Property, a non-exclusive access easement (the “Access Easement”), in form and substance satisfactory to Landlord, over and across the West 5th Access Tract for ingress and egress to and from the Remaining Property and West 5th Street. Tenant and its employees and invitees shall be permitted, subject to compliance with any reasonable rules and regulations established by Landlord and/or the owner, from time to time, of the Property Reduction Area (the “Adjacent Owner”) for the use thereof, to use the West 5th Access Tract for vehicular and pedestrian ingress and egress to and from the Remaining Property on a non-exclusive basis in common with Landlord, Adjacent Owner, their respective tenants and invitees and other visitors of the Remaining Property and the Property Reduction Area.

2

2.3 Certain equipment and infrastructure exclusively servicing the Building and/or the Remaining Property (the “Infrastructure”) that is currently situated on the Property Reduction Area will remain on the Property Reduction Area to support the operation of the Building and the Remaining Property notwithstanding any sale of the Property Reduction Area to Buyer, and the costs associated with the operation, maintenance, repair and replacement of such Infrastructure shall continue to be included in Operating Expenses (subject to the limitations and exclusions on the definition of Operating Expenses set forth in the Lease). In addition, if any infrastructure is installed on the Property Reduction Area in the future that provides services to the Building or to the Remaining Property, then the costs associated with the operation, maintenance, repair and replacement of such Infrastructure shall continue to be included in Operating Expenses (subject to the limitations and exclusions on the definition of Operating Expenses set forth in the Lease), it being understood that such costs shall be shared on an equitable basis with the Adjacent Owner if any such infrastructure also provides service to the Property Reduction Area. Except as expressly provided in this Paragraph 2, after Closing, should it occur, no costs or expenses for the use, operation or maintenance of the Property Reduction Area or any improvements that may be constructed thereon by the Buyer, will be charged to Tenant as Operating Expenses, Tax Expenses or electrical costs described in Section 4.H of the Lease. Without limiting the foregoing, Landlord agrees that, from and after the Closing, Tax Expenses shall not include any real estate taxes assessed on the Property Reduction Area with respect to the period after the Closing.

2.4 In the event that the Closing occurs, Landlord shall enter into an agreement binding on the Adjacent Property containing (i) construction covenants governing construction activities on the Adjacent Property, (ii) certain approval rights regarding the design of improvements to be built on the Adjacent Property, and (iii) restrictions limiting the permissible uses on the Adjacent Property, in each case, as Landlord may deem appropriate in the exercise of its good faith judgment. In addition, Landlord agrees that, during the initial construction of a project on the Property Reduction Area by Buyer, Landlord shall take into account any unusual amounts of dirt or dust that may be blown onto the Building as a result of such construction in determining the intervals at which Landlord provides exterior window washing of the Building in accordance with Section 7.A(6) of the Lease and in evaluating the necessity of increasing the frequency, scope or nature of janitorial and maintenance and repair services required in order to maintain services provided by Landlord pursuant to Section 7.A of the Lease to a standard comparable to those of Comparable Buildings and to maintain the Common Areas in good repair and working order in accordance with Section 9.B of the Lease.

3. Relocation of Visitor Parking Area. Notwithstanding anything in the Lease to the contrary, but subject to the terms and provisions of this Paragraph 3, Landlord and Tenant agree as follows:

3.1 In the event Landlord elects to sell the Property Reduction Area, Landlord shall construct on the Replacement Parcel a new Visitor Parking Area for the non-exclusive, unrestricted use of the guests, visitors and invitees of Landlord, Tenant and other tenants of the Building. Such new Visitor Parking Area will be constructed in the location and configuration generally depicted on Exhibit C hereto. If construction of the relocated Visitor Parking Area on the

3

Replacement Parcel is not complete (including receipt of all necessary governmental permits) by the Closing, then Landlord shall have the right to temporarily relocate the Visitor Parking Area, for a period of no more than one hundred twenty (120) days following the date of Closing (such period to be extended on a day-for-day basis by the number of days Landlord’s construction of the relocated Visitor Parking Area on the Replacement Parcel is delayed due to Force Majeure, if applicable), to the top level of the existing parking garage in the Building pursuant to the “temporary visitor parking logistics plan” delivered to Tenant by Landlord on or prior to the Sixth Amendment Effective Date until Landlord completes construction of the new Visitor Parking Area on the Replacement Parcel.

3.2 In connection with any relocation of the Visitor Parking Area contemplated under Paragraph 3.1 above, (i) Landlord shall give Tenant reasonable advance written notice of Landlord’s intent to relocate the Visitor Parking Area and Landlord shall use commercially reasonable efforts to minimize the disruption in access to visitor parking to Tenant and its guests, visitors and invitees caused by any such relocation, (ii) any relocated Visitor Parking Area may contain fewer parking spaces than the existing Visitor Parking Area but shall be adequate, in Landlord’s good faith judgment, to accommodate customary visitor parking demands at the Building and will contain at least ninety (90) parking spaces in all circumstances, (iii) Landlord shall design any relocated Visitor Parking Area to be consistent in quality to surface parking areas for Comparable Buildings and to be complementary in appearance to the remainder of the Property (including, by way of example, by installing appropriate landscaping thereon), and (iv) any such relocation shall be at Landlord’s sole cost and expense (and, for the avoidance of doubt, shall not constitute an Operating Expense).

3.3 Landlord will install appropriate directional signage or modify existing directional signage to direct Tenant’s guests, visitors and invitees to the temporary Visitor Parking Area in the existing Building Garage, if applicable, and thereafter to the relocated Visitor Parking Area on the Replacement Parcel. In the event Landlord elects to remove any existing directional signage containing the Pier 1 Logo and does not transfer such Pier 1 Logo to any new or modified directional signage, Landlord will deliver possession of such removed Pier 1 Logo to Tenant. Prior to the initial installation of such signage, Landlord will provide Tenant, for informational purposes, with a drawing identifying the intended location of such signage.

4. Relocation of Flags; Monument Signs.

4.1 In the event Landlord elects to sell the Property Reduction Area, Landlord shall, at its sole cost and expense (and not as an Operating Expense), relocate the Flags to the Replacement Parcel.

4.2 From and after the Closing, Tenant shall continue to have the right, in accordance with and subject to the terms and provisions of the Lease, to display and maintain the Pier 1 Logo on the existing monument sign that currently contains the Pier 1 Logo on the east side of the Building (immediately adjacent to the access driveway connecting the Property to Summit Avenue) and on the existing monument sign on the southwest corner of the Property (adjacent to the intersection of West 5th Street and Forest Park Boulevard). Tenant acknowledges that the existing monument sign currently located on the Property Reduction Area (which currently does not display the name or logo of any tenant of the Building) will be removed by Landlord prior to the Closing.

4

5. Right of Negotiation. Tenant hereby acknowledges and agrees that its Right of Negotiation set forth in the Fifth Amendment shall no longer apply to the Property Reduction Area or otherwise be binding on the Buyer following the Closing, should it occur. However, nothing in this Sixth Amendment shall affect Tenant’s Right of Negotiation in the event that Landlord elects to build a Future Building on the Property (including any such Future Building that Landlord may elect to construct on the Property Reduction Area if the Closing fails to occur) in accordance with the terms of Exhibit D of the Fifth Amendment.

6. No Broker. Landlord and Tenant each hereby represent and warrant to the other that no commission is due and payable to any broker or other leasing agent in connection with this Sixth Amendment as a result of its own dealings with any such broker or leasing agent, and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys’ fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

7. Entire Agreement; Supercession. This Sixth Amendment shall become effective only upon its full execution and delivery by Landlord and Tenant. This Sixth Amendment contains the parties’ entire agreement regarding the subject matter covered herein, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Sixth Amendment. In all respects, except as specifically amended hereby, the terms and conditions of the Lease remain in full force and effect and unabated and the Lease, as amended by this Sixth Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

8. Multiple Counterparts. The parties may execute this Sixth Amendment in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. To facilitate execution of this Sixth Amendment, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages.

(Signature Pages Follow)

5

SIGNATURE PAGE TO

SIXTH AMENDMENT TO OFFICE LEASE

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

LANDLORD:

HINES VAV III ENERGY WAY LLC,
a Delaware limited liability company

By:	Hines US Office Value Added Venture III LLC,
a Delaware limited liability company

	By:	Hines US VAV III MM LLC,
a Delaware limited liability company, its managing member

		By:	Hines Interests Limited Partnership,
a Delaware limited partnership, its managing member

			By:	Hines Holdings, Inc.,
a Texas corporation, its general partner

				By:	/s/ David J. Congdon
				Name:	David J. Congdon
				Title:	Senior Managing Director

SIGNATURE PAGE TO

SIXTH AMENDMENT TO OFFICE LEASE

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

TENANT:

PIER 1 SERVICES COMPANY, a Delaware statutory trust

By:	Pier 1 Holdings, Inc.,
a Delaware corporation,
its managing trustee

	By:	/s/ Alexander W. Smith
	Name:	Alexander W. Smith
	Title:	President and CEO

EXHIBIT A

THE PROPERTY REDUCTION AREA

A-1

BEING A TRACT OF LAND SITUATED IN THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS AND BEING PART OF LOT 1 IN BLOCK 1 OF PIER 1 ADDITION, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS ACCORDING TO THE PLAT THEREOF RECORDED IN CABINET “A”, SLIDE 10398 OF THE MAP RECORDS OF TARRANT COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 5/8" IRON ROD FOUND FOR CORNER IN THE SOUTH END OF A CORNER CLIP AT THE INTERSECTION OF NORTH RIGHT-OF-WAY LINE OF WEST FIFTH STREET (VARIABLE WIDTH RIGHT-OF-WAY) AND WEST RIGHT-OF-WAY LINE OF SUMMIT AVENUE (VARIABLE WIDTH RIGHT-OF-WAY), SAID POINT BEING THE MOST SOUTHERLY SOUTHEAST CORNER OF SAID LOT 1;

THENCE NORTH 89° 56' 41" WEST AND FOLLOWING ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID WEST FIFTH STREET COMMON TO THE SOUTH LINE OF SAID LOT 1, FOR A DISTANCE OF 478.49 FEET TO AN “S” FOUND IN CONCRETE FOR CORNER;

THENCE NORTH 00° 30' 44" WEST AND DEPARTING THE NORTH RIGHT-OF-WAY LINE OF SAID WEST FIFTH STREET AND ACROSS SAID LOT 1, FOR A DISTANCE OF 210.23 FEET TO AN “X” FOUND IN CONCRETE FOR CORNER, SAID POINT BEING THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 152.09 FEET WITH A CENTRAL ANGLE OF 53° 24' 15" AND A CHORD BEARING NORTH 50° 38' 13" EAST AT A DISTANCE OF 136.68 FEET;

THENCE NORTHEASTERLY AND FOLLOWING ALONG SAID CURVE TO THE LEFT FOR AN ARC DISTANCE OF 141.76 FEET TO AN “X” FOUND IN CONCRETE FOR CORNER;

THENCE NORTH 84° 11' 08" EAST, FOR A DISTANCE OF 37.97 FEET TO A 5/8" IRON ROD FOUND FOR CORNER, SAID POINT BEING THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 173.03 FEET WITH A CENTRAL ANGLE OF 30° 28' 20" AND A CHORD BEARING SOUTH 73° 58' 50" EAST AT A DISTANCE OF 90.95 FEET;

THENCE SOUTHEASTERLY AND FOLLOWING ALONG SAID CURVE TO THE LEFT FOR AN ARC DISTANCE OF 92.03 FEET TO AN “X” FOUND IN CONCRETE FOR CORNER, SAID POINT BEING THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 194.50 FEET WITH A CENTRAL ANGLE OF 24° 24' 36" AND A CHORD BEARING NORTH 78° 34' 42" EAST AT A DISTANCE OF 82.24 FEET;

THENCE NORTHEASTERLY AND FOLLOWING ALONG SAID CURVE TO THE LEFT FOR AN ARC DISTANCE OF 82.86 FEET TO AN “X” FOUND IN CONCRETE FOR CORNER;

THENCE NORTH 66° 22' 24" EAST, FOR A DISTANCE OF 38.47 FEET TO AN “X” FOUND IN CONCRETE FOR CORNER IN THE SOUTHWEST RIGHT-OF-WAY LINE OF AFORESAID SUMMIT AVENUE;

THENCE SOUTH 34° 37' 54" EAST AND FOLLOWING ALONG THE SOUTHWEST RIGHT-OF-WAY LINE OF AFORESAID SUMMIT AVENUE, FOR A DISTANCE OF 148.46 FEET TO A 5/8" IRON ROD FOUND FOR CORNER, SAID POINT BEING THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 331.60 FEET WITH A CENTRAL ANGLE OF 32° 27' 16" AND A CHORD BEARING SOUTH 18° 34' 19" EAST AT A DISTANCE OF 185.33 FEET;

THENCE SOUTHEASTERLY AND FOLLOWING ALONG THE SOUTHWEST RIGHT-OF-WAY LINE OF SAID SUMMIT AVENUE AND CURVE TO THE RIGHT FOR AN ARC DISTANCE OF 187.83 FEET TO A 5/8" IRON ROD FOUND FOR CORNER, SAID POINT BEING THE NORTH END OF AFORESAID CORNER CLIP AT THE INTERSECTION OF NORTH RIGHT-OF-WAY LINE OF WEST FIFTH STREET (VARIABLE WIDTH RIGHT-OF-WAY) AND THE WEST RIGHT-OF-WAY LINE OF AFORESAID PIER 1 PLACE;

THENCE SOUTH 44° 17' 15" WEST AND FOLLOWING ALONG SAID CORNER CLIP, FOR A DISTANCE OF 13.95 FEET TO THE POINT OF BEGINNING.

A-2

EXHIBIT B

WEST 5TH ACCESS TRACT

LOT 1
BLOCK 1
PIER 1 ADDITION
CAB. "A", SL. 10398
P.R.T.C.T.
100 ENERGY WAY
HINES VAV III ENERGY WAY, LLC
CC# D214174276, O.P.R.T.C.T.
"X"FND
C1
"X"FND
NORTH
ELECTRIC EASEMENT
CAB. A, SL. 10398
N 00°30'44" W – 210.23'
S 00°30'44" E – 217.97'
100 ENERGY WAY
HINES VAV III ENERGY WAY, LLC
CC# D214174276, O.P.R.T.C.T.
2.8154 AC.
PART OF LOT 1
BLOCK 1
PIER 1 ADDITION
CAB. "A", SL. 10398
P.R.T.C.T.
0 20' 40' 80'
GRAPHIC SCALE: 1"=40'
WEST 5TH ACCESS EASEMENT
82.07'
N 89°56'41" W – 478.49
"X"FND
L1
POINT OF BEGINNING
STATE OF TEXAS
REGISTERED
DAVID PETREE
1890
PROFESSIONAL
LAND SURVEYOR
DAVID PETREE
REGISTERED PROFESSIONAL
LAND SURVEYOR NO. 1890
WEST 5TH STREET
(VARIABLE WIDTH PUBLIC RIGHT-OF-WAY)

DATE: OCTOBER 2015

SHEET 2 OF 3

BLUE SKY SURVEYING
& MAPPING, CORPORATION
11015 MIDWAY ROAD
DALLAS, TEXAS 75229
PHONE: (214) 358-4500
FAX: (214) 358-4600
DRPETREE@BLUESKYSURVEYING.COM
TBPLS REGISTRATION No. 10105700

EXHIBIT B

WEST 5TH ACCESS EASEMENT
0.1205 ACRE PARCEL
PART OF LOT 1 - BLOCK 1
PIER 1 ADDITION
CITY OF FORT WORTH, TARRANT COUNTY, TEXAS

F:\Summit5thnwc\Easement Exhibits

B-1

EXHIBIT C

REPLACEMENT PARCEL AND ANTICIPATED CONFIGURATION OF NEW VISITOR PARKING AREA

C-1